UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2008 (February 25, 2008)

UNITED HERITAGE CORPORATION

(Exact name of Registrant as specified in its charter)

Utah	0-9997	87-03728264
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Suite 200, One Energy Square 4925 Greenville Avenue, Dallas, Texas	75206
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(214) 800-2663

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On February 25, 2008 Weaver and Tidwell LLP, Certified Public Accountants, the independent accountant who had been engaged by United Heritage Corporation as the principal accountant to audit our consolidated financial statements, notified us that it resigned effective February 25, 2008.

On March 28, 2008, the Audit Committee of our Board of Directors approved the engagement of Hein and Associates LLP as our new principal independent accountant to audit our consolidated financial statements for the year ending March 31, 2008.

The report of Weaver and Tidwell LLP on our financial statements as of and for the years ended March 31, 2007 and March 31, 2006 did not contain an adverse opinion, or a disclaimer of opinion, however the report issued on the financial statements for the year ended March 31, 2007 was modified as to the Company’s ability to continue as a going concern. During the periods ended March 31, 2007 and March 31, 2006 and the interim period from April 1, 2007 through the date of resignation, we did not have any disagreements with Weaver and Tidwell LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Weaver and Tidwell LLP, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

During the fiscal year ended March 31, 2007, Weaver and Tidwell LLP advised us that significant deficiencies in our internal control had come to its attention which represented a material weakness. Weaver and Tidwell LLP concluded that certain of the significant deficiencies resulted in more than a remote likelihood that a material misstatement of our financial statements to be issued covering the fiscal year ended March 31, 2007 would not be prevented or detected. We disclosed the material weakness in our Annual Report on Form 10-KSB for the fiscal year ended March 31, 2007.

Prior to engaging Hein & Associates LLP, the Company had not consulted Hein & Associates LLP, regarding the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit
Number	Description
16	Letter re Change in Certifying Accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNITED HERITAGE CORPORATION (Registrant)

Dated: April 3, 2008	By:	/s/ Paul D. Watson
	Name:	Paul D. Watson
	Title:	Chief Executive Officer